Exhibit 99.1

Case 23 - 90085 Document 560 Filed in TXSB on 05/01/23 Page 1 of 12 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION In Re. SORRENTO THERAPEUTICS, INC. Debtor(s) † † † † Case No. 23 - 90085 Lead Case No. 23 - 90085 Jointly Administered Monthly Operating Report Chapter 11 Petition Date: 02/13/2023 Reporting Period Ended: 02/28/2023 Months Pending: 1 Reporting Method: 3 2 5 4 Industry Classification: Accrual Basis Cash Basis Debtor's Full - Time Employees (current): 473 Debtor's Full - Time Employees (as of date of order for relief): 538 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non - consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Printed Name of Responsible Party Date 4955 Directors Place, San Diego, CA 92121 Address /s/ Mohsin Y. Meghji Signature of Responsible Party 05/01/2023 Mohsin Y. Meghji 1 UST Form 11 - MOR (12/01/2021) STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. † 1320.4(a)(2) applies.

. 23 - 90085 Cumulative $30,284,615 $6,140,790 $0 $6,140,790 Debtor's Name SORRENTO THERAPEUTICS, INC. Case No Part 1: Cash Receipts and Disbursements Current Month a. Cash balance beginning of month $7,215,189 b. Total receipts (net of transfers between accounts) $30,284,615 c. Total disbursements (net of transfers between accounts) $6,140,790 d. Cash balance end of month (a+b - c) $31,359,014 e. Disbursements made by third party for the benefit of the estate $0 f. Total disbursements for quarterly fee calculation (c+e) $6,140,790 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $23,135,445 b. Accounts receivable over 90 days outstanding (net of allowance) $23,136,705 c. Inventory ( Book Market Other (attach explanation)) $0 d Total current assets $92,216,287 e. Total assets $801,836,300 f. Postpetition payables (excluding taxes) $37,807,094 g. Postpetition payables past due (excluding taxes) $74,893 h. Postpetition taxes payable $54,933 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $37,862,027 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $383,315,106 n. Total liabilities (debt) (j+k+l+m) $421,177,133 o. Ending equity/net worth (e - n) $380,659,167 Part 3: Assets Sold or Transferred Current Month a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a - b) $0 Cumulative $0 $0 $0 Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.) Current Month Cumulative a. Gross income/sales (net of returns and allowances) $24,714 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a - b) $24,714 d. Selling expenses $0 e. General and administrative expenses $4,003,803 f. Other expenses $7,759,051 g. Depreciation and/or amortization (not included in 4b) $324,092 h. Interest $0 i. Taxes (local, state, and federal) $107,753 j. Reorganization items $2,724,670 k. Profit (loss) $ - 14,894,665 $ - 14,894,665 2 UST Form 11 - MOR (12/01/2021) Case 23 - 90085 Document 560 Filed in TXSB on 05/01/23 Page 2 of 12

a. Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi 3 UST Form 11 - MOR (12/01/2021) Case 23 - 90085 Document 560 Filed in TXSB on 05/01/23 Page 3 of 12 Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23 - 90085 Part 5: Professional Fees and Expenses

4 UST Form 11 - MOR (12/01/2021) Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23 - 90085 xxxvi i xxxvi i xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23 - 90085 Document 560 Filed in TXSB on 05/01/23 Page 4 of 12

5 UST Form 11 - MOR (12/01/2021) Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23 - 90085 lxxix lxxx lxxxi lxxxii lxxxii lxxxi v lxxxv lxxxv i lxxxv i lxxxv i lxxxi x xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci b. Approved Current Month Approved Cumulative Paid Current Month Paid Cumulativ e Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv Case 23 - 90085 Document 560 Filed in TXSB on 05/01/23 Page 5 of 12

6 UST Form 11 - MOR (12/01/2021) Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23 - 90085 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvi i xxxvi i xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23 - 90085 Document 560 Filed in TXSB on 05/01/23 Page 6 of 12

7 UST Form 11 - MOR (12/01/2021) Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23 - 90085 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxi v lxxxv lxxxv i lxxxv i lxxxv i lxxxi x xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 23 - 90085 Document 560 Filed in TXSB on 05/01/23 Page 7 of 12

Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23 - 90085 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $661,368 $661,368 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: Yes Yes No No Yes Yes Yes Yes Yes No No No No No h. a. Were any payments made on prepetition debt? (if yes, see Instructions) b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? d. Are you current on postpetition tax return filings? e. Are you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? If yes, are your premiums current? Casualty/property insurance? If yes, are your premiums current? General liability insurance? If yes, are your premiums current? Yes Yes Yes Yes Yes Yes Yes Yes Yes No No No No No No No No No N/A (if no, see Instructions) N/A (if no, see Instructions) N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? k. Has a disclosure statement been filed with the court? l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. † 1930 ? Case 23 - 90085 Document 560 Filed in TXSB on 05/01/23 Page 8 of 12 8 UST Form 11 - MOR (12/01/2021)

Case 23 - 90085 Document 560 Filed in TXSB on 05/01/23 Page 9 of 12 Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23 - 90085 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages b. Gross income (receipts) from self - employment c. Gross income from all other sources d. Total income in the reporting period (a+b+c) e. Payroll deductions f. Self - employment related expenses g. Living expenses h. All other expenses i. Total expenses in the reporting period (e+f+g+h) j. Difference between total income and total expenses (d - i) k. List the total amount of all postpetition debts that are past due l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C † 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 Yes No Yes No N/A Privacy Act Statement 28 U.S.C. † 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. †† 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. † 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or fore ign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST - 001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. † 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Mohsin Y. Meghji Signature of Responsible Party Chief Restructuring Officer Printed Name of Responsible Party 05/01/2023 Date Title Mohsin Y. Meghji 9 UST Form 11 - MOR (12/01/2021)

Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23 - 90085 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 23 - 90085 Document 560 Filed in TXSB on 05/01/23 Page 10 of 12 10 UST Form 11 - MOR (12/01/2021)

Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23 - 90085 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23 - 90085 Document 560 Filed in TXSB on 05/01/23 Page 11 of 12 11 UST Form 11 - MOR (12/01/2021)

Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23 - 90085 PageFour P a g e T h ree Case 23 - 90085 Document 560 Filed in TXSB on 05/01/23 Page 12 of 12 12 UST Form 11 - MOR (12/01/2021)

Case Name: Sorrento Therapeutics, Inc. et al. Petition Date: February 13, 2023 Lead Case No.: 23 - 90085 (DRJ) Reporting Period: February 13 – 28, 2023 IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORTS BACKGROUND On February 13 , 2023 , (the “ Petition Date ”), Sorrento Therapeutics, Inc . and its wholly owned direct subsidiary Scintilla Pharmaceuticals, Inc . , as debtors and debtors in possession in the above - captioned chapter 11 cases (collectively, the “ Debtors ”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “ Bankruptcy Code ”) in the United States Bankruptcy Court for the Southern District of Texas Houston Division (the “ Bankruptcy Court ”) . The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only pursuant to Bankruptcy Rule 1015 (b) and Local Rule 1015 - 1 for the Bankruptcy Court under the caption Sorrento Therapeutics, Inc . , et al . 1 , Case No . 23 - 90085 (DRJ) (Bankr . S . D . Tex . ), pursuant to an order entered by the Bankruptcy Court on February 13 , 2023 [Docket No . 7 ] . The following notes and statements and limitations should be referred to, and referenced in connection with, any review of the Debtors’ monthly operating reports (the “ MOR ”) . 1 . Basis of Presentation . The Debtors are filing their MOR solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases . The MOR is in a format acceptable to the U . S . Trustee for the Southern District of Texas Houston Division (the “ U . S . Trustee ”) . The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates . In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation . Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist . Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the MOR . This MOR has not been prepared in accordance with accounting principles generally accepted in the United States of America (" U . S . GAAP ") and does not include all of the 1 The Debtor entities in these chapter 11 cases, along with the last four digits of each Debtor entity’s federal tax identification number, are : Sorrento Therapeutics, Inc . (4842) ; and Scintilla Pharmaceuticals, Inc . (7956) . The Debtors’ service address is : 4955 Directors Place, San Diego, CA 92121 . 1 Case 23 - 90085 Document 560 - 1 Filed in TXSB on 05/01/23 Page 1 of 11

2 Case Name: Sorrento Therapeutics, Inc. et al. Petition Date: February 13, 2023 Lead Case No.: 23 - 90085 (DRJ) Reporting Period: February 13 – 28, 2023 information and footnotes required by U . S . GAAP . Therefore, there can be no assurance that the consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR . The information furnished in this report includes primarily normal recurring adjustments but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U . S . GAAP . Certain adjusting entries (including, but not limited to, income tax expense and intercompany eliminations) are only prepared on a quarterly basis, and therefore any such adjustments included herein are based on information as of December 31 , 2022 , the Debtors’ year end . However, there are certain quarter - end adjustments that will be made in the ordinary course of business and are based on information not yet available as of the date of this report . As such, those adjustments are not reflected in this MOR . Additional detail is provided in paragraph 7 below . Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U . S . GAAP . Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material . In future periods, any changes to prior period balances will be reflected in the current month’s MOR . The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future . 2. Reporting Period . Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period . Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period . 3. Consolidated Entity Accounts Payable and Disbursements Systems . Cash is received and disbursed by the Debtors as described in the Debtors’ Emergency Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Continue to Operate Their Cash Management System and Maintain Existing Bank Accounts, (B) Continue to Perform Intercompany Transactions, (C) Maintain Existing Business Forms and Books and Records, and (II) Granting Related Relief [Docket No . 28 ] (the “ Cash Management Motion ”) to the extent approved in the order granting the relief requested in the Cash Management Motion on a final basis [Docket No . 312 ] (the “ Final Cash Management Order ”) . Case 23 - 90085 Document 560 - 1 Filed in TXSB on 05/01/23 Page 2 of 11

3 Case Name: Sorrento Therapeutics, Inc. et al. Petition Date: February 13, 2023 Lead Case No.: 23 - 90085 (DRJ) Reporting Period: February 13 – 28, 2023 4. Accuracy . The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non - bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder . Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared . The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information . 5. Debtor in Possession Financing . On March 30 , 2023 , the Debtors received authorization from the Bankruptcy Court to access their $ 75 , 000 , 000 . 00 Debtor - in - Possession Facility on a final basis pursuant to the Final Order (I) Authorizing the Debtors to (A) Obtain Senior Secured Superpriority Postpetition Financing and (B) Use Cash Collateral, (II) Granting Liens and Providing Claims With Superpriority Administrative Expense Status, (III) Modifying the Automatic Stay, and (IV) Granting Related Relief [Docket No . 324 ] (the “ Final DIP Order ”) . Please see the DIP Order for additional detail . 6. Payment of Pre - Petition Claims Pursuant to First Day Orders . The Bankruptcy Court entered has entered orders authorizing, but not directing, the Debtors to pay, among other things, certain pre - petition (a) employee wages, salaries and other compensation and benefits [Docket No . 37 ] ; (b) obligations related to the use of the Debtors’ cash management system [Docket Nos . 39 (interim relief) and 312 (final relief)] ; (c) taxes and related obligations [Docket Nos . 111 and 153 (corrected order)] ; (d) insurance obligations [Docket No . 112 ] ; and (e) obligations of critical vendors, shippers, warehousemen, other lien claimants, and foreign creditors [Docket Nos . 199 , 236 (corrected order), and 437 (further corrected order) ((a) - (e) collectively, the “ First Day Orders ”) . To the extent any payments were made on account of such claims or obligations following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR unless otherwise noted . 7. Liabilities Subject to Compromise . As of May 1 , 2023 , the Court has not entered an order setting a deadline for the filing of proofs of claim against the Debtors . The amounts currently classified as liabilities subject to compromise reflect the accounting impact of ASC 852 , Reorganizations, effective from the Petition Date . Following adoption of this accounting standard, certain prepetition liabilities have been reclassified and collated as a liability subject to compromise . The amounts currently classified as subject to compromise do not reflect the claimant value but reflects the best estimate as at the reporting date . The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, payments pursuant to Bankruptcy Court orders, further developments with respect to, among other things, the reconciliation and adjudication of claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts, or other events . Case 23 - 90085 Document 560 - 1 Filed in TXSB on 05/01/23 Page 3 of 11

4 Case Name: Sorrento Therapeutics, Inc. et al. Petition Date: February 13, 2023 Lead Case No.: 23 - 90085 (DRJ) Reporting Period: February 13 – 28, 2023 8 . Insiders . For purposes of this MOR, the Debtors defined “insiders” as provided in 11 U . S . C . section 101 (31) of the Bankruptcy Code during the relevant time period . The Debtors do not concede or take any position with respect to (a) such person’s influence over the control of the Debtors ; (b) the management responsibilities or functions of such individual ; (c) the decision - making or corporate authority of such individual ; or (d) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including, without limitation, the federal securities laws or with respect to any theories of liability or any other purpose . Further, the inclusion of a party as an “insider” solely for purposes of this MOR is not an acknowledgement, admission, or concession that such party is an “insider” under applicable bankruptcy law . 9. Reservation of Rights . The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate . Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases . 10. Specific MOR Disclosures . a. Notes to Part 1 : Cash Receipts and Disbursements : This section is prepared on a cash basis . b. Notes to Part 2 : Asset and Liability Status : This section is prepared on an accrual basis . The amounts identified in Part 2 of the MOR are derived from the Debtors’ unaudited and estimated Balance Sheets as of February 28 , 2023 . Please refer to the notes above for information about presentation and limitations related to this MOR . c. Notes to Part 3 : Assets Sold or Transferred : There were no assets sold or transferred during the reporting period . d. Notes to Part 4 : Income Statement (Statement of Operations) : This section is prepared on an accrual basis . e. Notes to Part 5: Professional Fees and Expenses : i. Part 5 a : The Debtors will pay the professional fees & expenses of their retained professionals (bankruptcy) (“ Debtor Retained Professionals ”) in accordance with the Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses for Professionals [Docket No . 442 ] (the “ Interim Compensation Order ”) . The Debtors did not make any payments to Retained Professionals during the reporting period . Case 23 - 90085 Document 560 - 1 Filed in TXSB on 05/01/23 Page 4 of 11

5 Case Name: Sorrento Therapeutics, Inc. et al. Petition Date: February 13, 2023 Lead Case No.: 23 - 90085 (DRJ) Reporting Period: February 13 – 28, 2023 ii . Part 5 b : The Debtors will pay the professional fees & expenses of their other professionals (nonbankruptcy) (“ Ordinary Course Professionals ”) in accordance with the Order Authorizing the Retention and Compensation of Certain Professionals Utilized in the Ordinary Course of Business [Docket No . 335 ] . The Debtors did not make any payments to Ordinary Course Professionals during the reporting period . iii. Part 5 c : The Debtors will pay the professional fees & expenses retained by the Official Committee of Unsecured Creditors and the Official Committee of Equity Security Holders (the “ Committee Professionals ”) in accordance with the Interim Compensation Order . The Debtors did not make any payments to Committee Professionals during the reporting period . f . Notes to Part 6 : Postpetition Taxes : In the ordinary course of business, the Debtors are obligated to pay business, regulatory and license fees and taxes, excise, federal and state income, franchise, personal property, sales and use, other taxes and fees (collectively, the “ Taxes and Fees ”) . On March 3 , 2023 , out of an abundance of caution, the Debtors received authority but not direction to pay Taxes and Fees that arise in the ordinary course of business on a postpetition basis, solely to the extent that such Taxes and Fees become payable in accordance with applicable law [Docket No . 153 ] . Case 23 - 90085 Document 560 - 1 Filed in TXSB on 05/01/23 Page 5 of 11

6 Week Beginning 2/13/23 2/19/23 2/26/23 Week Ending 2/18/23 2/25/23 2/28/23 Total 2/13/23 2/28/23 Cash Receipts Non - Operating Receipts $300 $153,799 $130,517 DIP Funding - - 30,000,000 $284,615 30,000,000 Total Cash Receipts $300 $153,799 $30,130,517 $30,284,615 Cash Disbursements Cash Operating Disbursements P a y ro l l , T axes, a nd M e d i c al ($ 2 ,6 5 8, 5 7 2 ) ($ 4 5, 6 3 2 ) ($ 4 9, 0 3 8 ) Licensing, Taxes, and Insurance - (547,895) - S G & A Oth e r (1 2 ,0 0 0) (6 5 ,1 7 3) (3 0 2) Contingency (37,509) - - ($ 2 ,7 5 3, 2 4 1 ) (5 4 7, 8 9 5 ) (7 7 ,4 7 5) (3 7 ,5 0 9) Total Cash Operating Disbursements ($2,708,080) ($658,700) ($49,340) ($ 3 ,4 1 6, 1 2 0 ) Other Disbursements DIP Interest and Fees - - (2,724,670) (2, 7 2 4 ,6 7 0) Total Other Disbursements - - ($2,724,670) ($ 2 ,7 2 4, 6 7 0 ) Total Disbursements ($2,708,080) ($658,700) ($2,774,010) ($ 6 ,1 4 0, 7 9 0 ) Cash Roll - Forward Net Cash Flow ($2,707,780) ($504,901) $27,356,507 $24,143,826 B e gi n ni ng Cash (Ex c l u di ng L e tt e rs of Cre di t) $7,215,18 9 $4,507,40 9 $4,002,508 Net C a s h F l ow (2, 7 0 7 ,7 8 0) (5 0 4, 9 0 1 ) 27,356,507 $7,215,189 24,143,826 Ending Cash (Excluding Letters of Credit) $4,507,409 $4,002,508 $31,359,015 $31,359,015 In re: Sorrento Therapeutics, Inc. Debtor MOR - Statement of Cash Receipts and Disbursements (Unaudited) (Actuals in US Dollars) Case No.: Lead Case No.: Reporting Period: Federal Tax I.D. No.: 23 - 90085 (DRJ) 23 - 90085 (DRJ) 2/13/22 - 2/28/23 33 - 0344842 Case 23 - 90085 Document 560 - 1 Filed in TXSB on 05/01/23 Page 6 of 11

7 In re: Sorrento Therapeutics, Inc. Debtor MOR - Balance Sheet (Unaudited) (Actuals in US Dollars) Case No.: Lead Case No.: Reporting Period: Federal Tax I.D. No.: 23 - 90085 (DRJ) 23 - 90085 (DRJ) 2/13/22 - 2/28/23 33 - 0344842 As of February 28, 2023 ASSETS Current assets: Cash and cash equivalents Marketable investments Accounts receivables, net Prepaid expenses Other current assets Total current assets Property and equipment, net Operating lease right - of - use assets Intangibles, net Goodwill Equity investments Other assets, net Investments in subsidiaries Intercompany receivables Total assets LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable Accrued payroll and related benefits Accrued expenses and liabilities Current portion of operating lease liabilities Income tax payable Current portion of debt Total current liabilities Deferred tax liabilities, net Operating lease liabilities Liabilities subject to compromise Total liabilities Equity: Sorrento Therapeutics, Inc. equity Common stock Additional paid - in capital Accumulated deficit Total equity (Deficit) Total liabilities and stockholders’ equity $36,328,820 26,348,293 23,135,445 4,864,407 1,539,322 92,216,287 31,011,518 73,853,985 69,945,936 62,597,971 11,966,470 2,272,319 301,776,744 156,195,070 $801,836,300 $1,133,973 3,794,928 2,933,126 11,569,450 1,824 30,000,000 49,433,301 590,587 74,389,389 383,315,106 507,728,383 44,283 1,878,617,493 (1, 5 8 4 ,5 5 3, 8 5 9 ) 294,107,917 $801,836,300 Case 23 - 90085 Document 560 - 1 Filed in TXSB on 05/01/23 Page 7 of 11

8 In re: Sorrento Therapeutics, Inc. Debtor MOR - Statement of Operations (Unaudited) (Actuals in US Dollars) Case No.: Lead Case No.: Reporting Period: Federal Tax I.D. No.: 23 - 90085 (DRJ) 23 - 90085 (DRJ) 2/13/22 - 2/28/23 33 - 0344842 For the Period Ending February 28, 2023 Revenues: Net product revenues Total revenues Operating costs and expenses: Research and development Selling, general and administrative Amortization and depreciation Total operating costs and expenses Loss from operations Reorganization items, net Gain (loss) on equity investments (Loss) income before income tax Income tax expense (benefit) Net (loss) income $24,714 24,714 7,632,797 4,003,803 324,092 11,960,692 (1 1 ,9 3 5, 9 7 8 ) (2, 7 2 4 ,6 7 0) (2 3 4, 0 0 7 ) (1 4 ,8 9 4, 6 5 5 ) - ($ 1 4, 8 9 4 ,6 5 5) Case 23 - 90085 Document 560 - 1 Filed in TXSB on 05/01/23 Page 8 of 11

9 In re: Sorrento Therapeutics, Inc. Debtor MOR - Part 7(a) Case No.: Lead Case No.: Reporting Period: Federal Tax I.D. No.: Payments Made Post - Petition That Relate to Pre - Petition Period 23 - 90085 (DRJ) 23 - 90085 (DRJ) 2/13/22 - 2/28/23 33 - 0344842 Subject: February Reporting Period Monthly Operating Report Attestation Regarding Payments Made Post - Petition That Relate to the Pre - Petition Period The Debtor, Sorrento Therapeutics, Inc. hereby submits this attestation regarding payments made post - petition that relate to the pre - petition period. An immaterial amount of payments were made from February 13 through February 17, 2023 due to auto - payments and pre - petition checks clearing the bank. The Debtor has since turned off auto - payments. The Debtor has requested that Bank of America put a stop payment on pre - petition checks. Additionally, the Debtor is now using Payee Positive Payee and ACH Positive Payee which requires the Debtor to confirm that payments presented to Bank of America are approved or not approved to clear the bank. This will help ensure that pre - petition amounts not previously approved through the First Day Orders are not paid. All other payments made post - petition that relate to the pre - petition period were authorized under the First Day Orders granted by the Court. /s/ Mohsin Y. Meghji Signature of Responsible Party Mohsin Y. Meghji Printed Name of Responsible Party Chief Restructuring Officer for Sorrento Therapeutics, Inc., et al. Title May 1, 2023 Date Case 23 - 90085 Document 560 - 1 Filed in TXSB on 05/01/23 Page 9 of 11

10 In re: Sorrento Therapeutics, Inc. Debtor MOR - Part 7(c) Case No.: Lead Case No.: Reporting Period: Federal Tax I.D. No.: Schedule of Payments to Insiders 23 - 90085 (DRJ) 23 - 90085 (DRJ) 2/13/22 - 2/28/23 33 - 0344842 Subject: February Reporting Period Monthly Operating Report Attestation Regarding Payments Made to Insiders The Debtor, Sorrento Therapeutics, Inc. hereby submits this attestation regarding payments made to insiders. The payments made to insiders during the February Reporting Period include payments made by the Debtor to employees for regular earnings, subject to withholding taxes; Health Savings Account ("HSA"); expense reimbursement. /s/ Mohsin Y. Meghji Signature of Responsible Party Mohsin Y. Meghji Printed Name of Responsible Party Chief Restructuring Officer for Sorrento Therapeutics, Inc., et al. Title May 1, 2023 Date Case 23 - 90085 Document 560 - 1 Filed in TXSB on 05/01/23 Page 10 of 11

11 In re: Sorrento Therapeutics, Inc. Debtor MOR - Part 7(g) (Unaudited) (Actuals in US Dollars) Case No.: Lead Case No.: Reporting Period: Federal Tax I.D. No.: 23 - 90085 (DRJ) 23 - 90085 (DRJ) 2/13/22 - 2/28/23 33 - 0344842 Debtor - in - Possession Facility – As of February 28, 2023 Description Beginning A dditio n al Paydowns Ending Balance Draws Balance Debtor - in - Possession Facility (a) - $30,000,000 - $30,000,000 Footnote : (a) Debtor - in - Possession Facility gross loan amount $30,000,000 less commitment fee $1,875,000 less funding fee $750,000 equals net cash funding of $27,375,000. Case 23 - 90085 Document 560 - 1 Filed in TXSB on 05/01/23 Page 11 of 11